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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) STRATEGIC
               GROWTH FUND
               ANNUAL REPORT O AUGUST 31,2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 34 for details.
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
TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom- up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed- income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of S. Irfan Ali]
     S. Irfan Ali

For the 12 months ended August 31, 2001, Class A shares of the fund provided a total return of -42.93%, Class B shares -43.32%, Class C shares -43.29%, Class I shares -42.73%, and Class J shares -43.31%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -45.32% return over the same period for the fund's benchmark, the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. During the same period, the average multicap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -44.96%.

Q.  WHY WAS PERFORMANCE OVER THE PERIOD SO NEGATIVE?

A. The past year has been a particularly difficult time for growth investors. A sharp slowdown in corporate earnings growth led to an even sharper decline in investment spending. Attempting to turn the situation around, the Federal Reserve Board (the Fed) began a program of aggressive rate cuts on the first business day of 2001. Investors seemed to feel those cuts would most benefit cyclical industries such as retailing, autos, and basic manufacturing.
    Those industries have performed better so far in 2001 than the more growth-oriented sectors in which we typically invest, such as technology, health care, and telecommunications.

Q.  HOW DID YOU RESPOND TO THIS DIFFICULT MARKET?

A. In this unfavorable environment, we stayed true to our growth-oriented style and continued to take a long-term view. We remained fully invested and did not retreat to a large cash position. We attempted to use what we believed was short-term weakness in many growth stocks as an opportunity to position the fund in stocks that we believe may outperform if the market returns to a more favorable environment for growth investing.

Q. COULD YOU GIVE US SPECIFIC EXAMPLES OF OPPORTUNITIES THAT YOUR RESEARCH UNCOVERED?

A. We believe the tough environment for technology stocks created some attractive long-term opportunities. During the period, this was particularly true for software stocks. As we talked with corporations about their spending priorities during this economic slowdown, software applications that help businesses function more efficiently frequently topped the list. We believe an investment in software may offer a clear and relatively rapid return on investment, compared to other types of expenditures that may take longer to produce cost savings or increase income. Over the period, we increased our position in PeopleSoft, a leader in human resources software, and initiated a position in Siebel Systems, whose customer service software allows companies to improve and individualize their contact with customers.

    Looking beyond software, we believe technology as a whole is one of the most vital growth areas in the economy and it is an enabling force that allows companies to drive productivity and become more competitive. In our view, the need for technology is not going away any time in the foreseeable future, and we expect the sector will remain a large component of the portfolio.

    Outside of technology, we've identified select media companies that we think may benefit from a long-term growth trend in advertising spending. The weak near-term environment has weighed down this group, presenting what we believe is an opportunity to buy some of these stocks at attractive prices. Our experience in past downturns has been that advertising spending is one of the first areas to improve when the economy begins to revive. In addition, strong firms in many industries, including media, have tended to emerge from tough environments even stronger as weaker competitors are absorbed or go out of business. Fund holdings are concentrated among firms that we see as dominant in their markets, including media conglomerate Viacom, concert venue and radio station operator Clear Channel, and cable operator Charter Communications.

    As a third example, we have found some large-cap pharmaceutical companies that we feel may offer long-term growth opportunities. Worries about lengthening regulatory approval times and potential legislative action that could hurt drug prices have led to weak performance in 2001 for drug stocks overall. While these concerns are not without merit, we feel that they are fully reflected in the valuations of a number of companies. We have used the recent decline in stock prices to build positions among companies we see as well positioned for long-term growth, including Eli Lilly, American Home Products, and Pfizer.

Q.  WHAT OTHER TYPES OF OPPORTUNITIES DID YOU FIND OVER THE PERIOD?

A. We took advantage of what we believed were some shorter-term opportunities in holdings such as the government agency Federal Home Loan Mortgage Corporation (Freddie Mac). We bought this stock when it sank to an attractive valuation due to political uncertainly, as the market feared the implicit government guarantee of its bonds might be withdrawn. When the political problems faded away, the stock performed well as a result of Freddie Mac's good risk control, its solid fundamentals, and a boom in home refinancing as interest rates fell.

/s/ S. Irfan Ali

    S. Irfan Ali
    Portfolio Manager

Note to shareholders: Effective June 30, 2001, the Russell 1000 Growth Index replaced the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged but commonly used measure of common stock total return performance, as the fund's benchmark. We believe the Russell 1000 Growth Index more accurately reflects our growth discipline, offering investors a more reliable objective measure of the fund's performance. The S&P 500, on the other hand, includes a large proportion of value stocks that stand outside our investment discipline.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   S. IRFAN ALI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE STRATEGIC GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS, AND THE LARGE-CAP GROWTH PORTFOLIOS OF OUR INSTITUTIONAL ACCOUNTS.

   IRFAN JOINED MFS AS A RESEARCH ANALYST IN 1993 AFTER GRADUATING FROM HARVARD BUSINESS SCHOOL WITH AN M.B.A. DEGREE AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1996, VICE PRESIDENT IN 1997, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001.

   HE COMPLETED HIS BACHELOR'S DEGREE AT HARVARD IN 1989 AND WORKED AS A CORPORATE FINANCE ANALYST WITH FIRST BOSTON CORP. BEFORE GOING TO BUSINESS SCHOOL.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                       SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:           JANUARY 2, 1996

  CLASS INCEPTION:                 CLASS A  JANUARY 2, 1996
                                   CLASS B  APRIL 11, 1997
                                   CLASS C  APRIL 11, 1997
                                   CLASS I  JANUARY 2, 1997
                                   CLASS J  DECEMBER 31, 1999

  SIZE:                            $2.1 BILLION NET ASSETS AS OF AUGUST 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2001. Index information is from January 1, 1996.)

              MFS Strategic Growth     Standard & Poor's 500      Russell 1000
                Fund - Class A              Stock Index           Growth Index
"1/96"             $ 9,425                    $10,000               $10,000
"8/97"              18,435                     15,113                15,084
"8/98"              20,845                     16,336                16,329
"8/99"              32,183                     22,842                24,221
"8/00"              47,366                     26,570                32,325
"8/01"              27,032                     20,090                17,674

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A
                                                         1 Year      3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -42.93%      +29.68%      +133.94%      +186.81%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -42.93%      + 9.05%      + 18.53%      + 20.45%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -46.21%      + 6.92%      + 17.13%      + 19.20%
--------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -43.32%      +27.20%      +126.98%      +178.28%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -43.32%      + 8.35%      + 17.81%      + 19.81%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -45.28%      + 7.49%      + 17.61%      + 19.73%
--------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -43.29%      +27.23%      +127.49%      +178.90%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -43.29%      + 8.36%      + 17.87%      + 19.86%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -43.78%      + 8.36%      + 17.87%      + 19.86%
--------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -42.73%      +31.20%      +137.49%      +191.16%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -42.73%      + 9.47%      + 18.89%      + 20.77%
--------------------------------------------------------------------------------------------------------

CLASS J
                                                         1 Year      3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -43.31%      +28.27%      +131.40%      +183.69%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -43.31%      + 8.65%      + 18.27%      + 20.22%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -45.01%      + 7.56%      + 17.55%      + 19.57%
--------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years       5 years         Life*
--------------------------------------------------------------------------------------------------------
Average multi-cap growth fund+                          -44.96%      + 9.93%      +  9.26%      +  9.82%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                      -24.39%      + 7.14%      + 13.33%      + 13.10%
--------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index#                              -45.32%      + 2.67%      + 10.31%      + 10.57%
--------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through
    August 31, 2001. Index information is from January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3.00% sales charge. Class J shares are only available to certain Japanese investors.

Class B, C, I, and J share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class J blended performance has been adjusted to take into account the initial sales charge (load) applicable to Class J shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class B, C, and J shares are higher than those of Class A, the blended Class B, C, and J share performance is higher than it would have been had Class B, C, and J shares been offered the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FINAL DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

FIVE LARGEST STOCK SECTORS

                TECHNOLOGY                          31.6%
                FINANCIAL SERVICES                  18.0%
                LEISURE                             12.1%
                HEALTH CARE                         11.5%
                SPECIAL PRODUCTS & SERVICES          8.8%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.8%                 FREDDIE MAC CORP.  2.3%
Fire protection, packaging, and electronic    Mortgage banker and underwriter
equipment manufacturer
                                              AOL TIME WARNER, INC.  2.3%
AMERICAN INTERNATIONAL GROUP, INC.  3.5%      Publishing, entertainment, and
Insurance and financial services holding      Internet services conglomerate
company
                                              CITIGROUP, INC.  2.2%
GENERAL ELECTRIC CO.  3.4%                    Diversified financial services
Diversified manufacturing and financial       company
services conglomerate
                                              VIACOM, INC.  2.2%
MICROSOFT CORP.  2.3%                         Diversified media and
Computer software and systems company         entertainment company

PFIZER, INC.  2.3%                            AMERICAN HOME PRODUCTS CORP.  2.1%
Pharmaceutical products company               Pharmaceutical products company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Stocks - 99.3%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 93.7%
  Advertising & Broadcasting - 1.4%
    Lamar Advertising Co., "A"*                                       411,850             $   13,220,385
    Omnicom Group, Inc.                                               214,300                 16,670,397
                                                                                          --------------
                                                                                          $   29,890,782
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.5%
    United Technologies Corp.                                         148,200             $   10,136,880
--------------------------------------------------------------------------------------------------------
  Automotive - 1.1%
    Harley-Davidson, Inc.                                             487,200             $   23,673,048
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 3.6%
    Bank of New York Co., Inc.                                        609,500             $   24,197,150
    Comerica, Inc.                                                    353,200                 21,103,700
    FleetBoston Financial Corp.                                       834,200                 30,723,586
                                                                                          --------------
                                                                                          $   76,024,436
--------------------------------------------------------------------------------------------------------
  Biotechnology - 2.3%
    Guidant Corp.*                                                    747,400             $   26,996,088
    Pharmacia Corp.                                                   533,265                 21,117,294
                                                                                          --------------
                                                                                          $   48,113,382
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.8%
    Sun Microsystems, Inc.*                                         1,169,488             $   13,390,638
    Texas Instruments, Inc.                                           742,200                 24,566,820
                                                                                          --------------
                                                                                          $   37,957,458
--------------------------------------------------------------------------------------------------------
  Business Services - 4.2%
    Automatic Data Processing, Inc.                                   652,800             $   33,788,928
    BISYS Group, Inc.*                                                259,680                 15,035,472
    Concord EFS, Inc.*                                                123,000                  6,453,810
    First Data Corp.                                                  221,550                 14,589,067
    Fiserv, Inc.*                                                     270,915                 14,675,466
    TeleTech Holdings, Inc.*                                          510,300                  4,179,357
                                                                                          --------------
                                                                                          $   88,722,100
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 3.0%
    Motorola, Inc.                                                    874,341             $   15,213,533
    QUALCOMM, Inc.*                                                   370,300                 21,792,155
    Sprint Corp. (PCS Group)*                                       1,038,100                 25,931,738
                                                                                          --------------
                                                                                          $   62,937,426
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.0%
    Dell Computer Corp.*                                              864,700             $   18,487,286
    Enterasys Networks, Inc.*                                         142,600                  1,447,390
    Riverstone Networks, Inc.*                                         73,169                    693,642
                                                                                          --------------
                                                                                          $   20,628,318
--------------------------------------------------------------------------------------------------------
  Computer Software - 0.8%
    Internet Security Systems, Inc.*                                   28,830             $      450,613
    VeriSign, Inc.*                                                   407,615                 16,732,596
                                                                                          --------------
                                                                                          $   17,183,209
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.0%
    Documentum, Inc.*                                                 341,400             $    5,018,580
    Microsoft Corp.*                                                1,016,900                 58,014,145
                                                                                          --------------
                                                                                          $   63,032,725
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 8.5%
    Adobe Systems, Inc.                                               596,000             $   20,031,560
    Cadence Design Systems, Inc.*                                     861,040                 18,925,659
    Computer Associates International, Inc.                            82,300                  2,555,415
    EMC Corp.*                                                        428,800                  6,629,248
    Extreme Networks, Inc.*                                           194,100                  3,099,777
    I2 Technologies, Inc.*                                            840,900                  5,600,394
    Oracle Corp.*                                                   1,187,000                 14,493,270
    Peoplesoft, Inc.*                                                 483,300                 16,664,184
    Rational Software Corp.*                                        1,540,000                 22,114,400
    Siebel Systems, Inc.*                                             915,500                 19,774,800
    SunGard Data Systems, Inc.*                                       687,100                 16,249,915
    VERITAS Software Corp.*                                         1,190,679                 34,196,301
                                                                                          --------------
                                                                                          $  180,334,923
--------------------------------------------------------------------------------------------------------
  Conglomerates - 7.1%
    General Electric Co.                                            1,738,300             $   71,235,534
    Tyco International Ltd.                                         1,515,504                 78,730,433
                                                                                          --------------
                                                                                          $  149,965,967
--------------------------------------------------------------------------------------------------------
  Electronics - 8.1%
    Analog Devices, Inc.*                                             564,000             $   26,947,920
    Atmel Corp.*                                                    2,144,700                 20,567,673
    Flextronics International Ltd.*                                   928,900                 20,380,066
    General Motors Corp., "H"                                         845,900                 15,776,035
    Intel Corp.                                                       596,288                 16,672,213
    Linear Technology Corp.                                           567,400                 23,308,792
    LSI Logic Corp.*                                                  988,200                 20,011,050
    Micron Technology, Inc.*                                          471,000                 17,714,310
    Teradyne, Inc.*                                                   320,300                 10,499,434
                                                                                          --------------
                                                                                          $  171,877,493
--------------------------------------------------------------------------------------------------------
  Entertainment - 7.2%
    AOL Time Warner, Inc.*                                          1,267,100             $   47,326,185
    Clear Channel Communications, Inc.*                               642,000                 32,273,340
    Fox Entertainment Group, Inc.*                                  1,119,300                 27,445,236
    Viacom, Inc., "B"*                                              1,079,313                 45,762,871
                                                                                          --------------
                                                                                          $  152,807,632
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 8.0%
    Citigroup, Inc.                                                 1,008,657             $   46,146,058
    Freddie Mac Corp.                                                 755,700                 47,518,416
    Goldman Sachs Group, Inc.                                          52,200                  4,181,220
    Household International, Inc.                                     570,800                 33,734,280
    J. P. Morgan Chase & Co.                                          266,000                 10,480,400
    Merrill Lynch & Co., Inc.                                         328,800                 16,966,080
    Morgan Stanley Dean Witter & Co.                                  197,100                 10,515,285
                                                                                          --------------
                                                                                          $  169,541,739
--------------------------------------------------------------------------------------------------------
  Insurance - 6.3%
    AFLAC, Inc.                                                       781,876             $   21,517,227
    American International Group, Inc.                                927,589                 72,537,460
    Arthur J. Gallagher & Co.                                         581,560                 15,417,156
    MetLife, Inc.                                                     309,000                  9,424,500
    The St. Paul Cos., Inc.                                           204,440                  8,592,613
    Willis Group Holdings Ltd.*                                       267,090                  5,023,963
                                                                                          --------------
                                                                                          $  132,512,919
--------------------------------------------------------------------------------------------------------
  Internet
    InterNAP Network Services Corp.*                                  674,600             $      674,600
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 9.1%
    Allergan, Inc.                                                    242,900             $   17,549,525
    American Home Products Corp.                                      801,968                 44,910,208
    Applera Corp. - Applied Biosystems Group                          856,400                 21,418,564
    Eli Lilly & Co.                                                   493,400                 38,302,642
    Pfizer, Inc.                                                    1,364,600                 52,277,826
    Schering Plough Corp.                                             477,200                 18,195,636
                                                                                          --------------
                                                                                          $  192,654,401
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.4%
    Global Marine, Inc.*                                              680,300             $    9,796,320
    Santa Fe International Corp.                                      385,800                  9,760,740
    Transocean Sedco Forex, Inc.                                       99,407                  2,872,862
    Weatherford International, Inc.*                                  192,900                  6,417,783
                                                                                          --------------
                                                                                          $   28,847,705
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    McDonald's Corp.                                                  183,300             $    5,504,499
--------------------------------------------------------------------------------------------------------
  Retail - 2.2%
    Costco Wholesale Corp.*                                           670,500             $   25,083,405
    Wal-Mart Stores, Inc.                                             460,876                 22,145,092
                                                                                          --------------
                                                                                          $   47,228,497
--------------------------------------------------------------------------------------------------------
  Supermarket - 2.1%
    Kroger Co.*                                                       828,564             $   22,056,374
    Safeway, Inc.*                                                    472,910                 21,332,970
                                                                                          --------------
                                                                                          $   43,389,344
--------------------------------------------------------------------------------------------------------
  Telecommunications - 3.5%
    Amdocs Ltd.*                                                      290,600             $   11,129,980
    Charter Communications, Inc.*                                     999,000                 20,179,800
    Cox Communications, Inc.*                                         141,400                  5,622,064
    Qwest Communications International, Inc.                        1,236,400                 26,582,600
    Vignette Corp.*                                                 1,394,400                  9,523,752
    Winstar Communications, Inc.*                                     281,200                     11,248
                                                                                          --------------
                                                                                          $   73,049,444
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.3%
    American Tower Corp., "A"*                                      1,157,800             $   16,753,366
    SBA Communications Corp.*                                         725,234                  9,660,117
                                                                                          --------------
                                                                                          $   26,413,483
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 3.8%
    AT & T Wireless Services Inc.*                                  1,256,200             $   19,471,100
    Cisco Systems, Inc.*                                              746,748                 12,194,395
    Comverse Technology, Inc.*                                        846,200                 21,273,468
    EchoStar Communications Corp.*                                    820,835                 23,114,713
    QLogic Corp.*                                                     146,300                  4,390,463
                                                                                          --------------
                                                                                          $   80,444,139
--------------------------------------------------------------------------------------------------------
  Transportation - 0.6%
    Fedex Corp.*                                                      158,200             $    6,660,220
    United Parcel Service, Inc.                                       125,500                  6,931,365
                                                                                          --------------
                                                                                          $   13,591,585
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    AES Corp.*                                                        323,200             $   10,704,384
    Calpine Corp.*                                                    614,700                 20,297,394
                                                                                          --------------
                                                                                          $   31,001,778
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $1,978,139,912
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.6%
  Bermuda - 0.4%
    Accenture Ltd. (Business Services)*                               609,700             $    9,084,530
--------------------------------------------------------------------------------------------------------
  Canada - 0.5%
    Nortel Networks Corp. (Telecommunications)                      1,615,400             $   10,112,404
--------------------------------------------------------------------------------------------------------
  Finland - 0.6%
    Nokia Corp., ADR (Telecommunications)                             761,200             $   11,981,288
--------------------------------------------------------------------------------------------------------
  Germany - 2.0%
    SAP AG, ADR (Computer Software - Systems)                       1,216,800             $   41,967,432
--------------------------------------------------------------------------------------------------------
  Israel - 0.6%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                           389,850             $   12,471,301
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.0%
    STMicroelectronics N.V. (Electronics)*                            697,300             $   21,428,029
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.5%
    Vodafone Group PLC (Telecommunications)*                        5,059,627             $   10,098,763
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  117,143,747
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,331,653,783)                                            $2,095,283,659
--------------------------------------------------------------------------------------------------------

Convertible Bond
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Electronics
    Candescent Technologies Corp., 8s, 2003##**
      (Identified Cost, $8,993,742)                                $   10,000             $    1,000,000
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.6%
--------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 9/04/01                     $      369             $      368,886
    Citigroup, Inc., due 9/04/01 - 9/06/01                             11,557                 11,551,778
    Ford Motor Credit Corp., due 9/06/01 - 9/07/01                     20,000                 19,988,992
    Freddie Mac, due 9/11/01                                           30,000                 29,970,333
    General Electric Capital Corp., due 9/04/01                         4,008                  4,006,771
    General Motors Acceptance Corp., due 9/21/01                        5,000                  4,990,083
    Prudential Funding Corp., due 9/04/01 - 10/05/01                    5,418                  5,402,168
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $   76,279,011
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,416,926,536)                                       $2,172,562,670

Other Assets, Less Liabilities - (2.9)%                                                      (62,492,272)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $2,110,070,398
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security-in default
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,416,926,536)        $2,172,562,670
  Investments of cash collateral for securities loaned at
    identified cost and value                                       108,139,067
  Cash                                                                5,883,731
  Receivable for investments sold                                    82,741,089
  Receivable for fund shares sold                                     3,566,302
  Interest and dividends receivable                                   1,034,948
  Other assets                                                            1,037
                                                                 --------------
      Total assets                                               $2,373,928,844
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $  149,640,725
  Payable for fund shares reacquired                                  5,574,984
  Collateral for securities loaned, at value                        108,139,067
  Payable to affiliates -
    Management fee                                                       43,268
    Shareholder servicing agent fee                                       5,769
    Distribution and service fee                                         39,445
  Accrued expenses and other liabilities                                415,188
                                                                 --------------
      Total liabilities                                          $  263,858,446
                                                                 --------------
Net assets                                                       $2,110,070,398
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $3,074,458,659
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                (244,360,254)
  Accumulated distributions in excess of net realized
    gain on investments and foreign currency transactions          (719,317,449)
  Accumulated net investment loss                                      (710,558)
                                                                 --------------
      Total                                                      $2,110,070,398
                                                                 ==============
Shares of beneficial interest outstanding                          111,018,436
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $984,218,443 / 51,216,326 shares of
     beneficial interest outstanding)                               $19.22
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                               $20.39
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $820,588,515 / 43,639,337 shares of
     beneficial interest outstanding)                               $18.80
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $270,816,948 / 14,376,532 shares of
     beneficial interest outstanding)                               $18.84
                                                                    ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $28,445,636 / 1,465,169 shares of
     beneficial interest outstanding)                               $19.41
                                                                    ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $6,000,856 / 321,072 shares of
     beneficial interest outstanding)                               $18.69
                                                                    ======
  Offering price per share (100 / 97 of net asset value
     per share)                                                     $18.27
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $    10,603,599
    Interest                                                          7,697,636
    Foreign taxes withheld                                              (99,981)
                                                                ---------------
      Total investment income                                   $    18,201,254
                                                                ---------------
  Expenses -
    Management fee                                              $    19,777,103
    Trustees' compensation                                               41,811
    Shareholder servicing agent fee                                   2,636,947
    Distribution and service fee (Class A)                            3,984,364
    Distribution and service fee (Class B)                           10,967,445
    Distribution and service fee (Class C)                            3,600,235
    Distribution and service fee (Class J)                               69,006
    Administrative fee                                                  350,803
    Custodian fee                                                       699,583
    Printing                                                            211,555
    Postage                                                             355,798
    Auditing fees                                                        37,800
    Legal fees                                                           50,641
    Miscellaneous                                                     2,602,157
                                                                ---------------
      Total expenses                                            $    45,385,248
    Fees paid indirectly                                               (211,751)
                                                                ---------------
      Net expenses                                              $    45,173,497
                                                                ---------------
        Net investment loss                                     $   (26,972,243)
                                                                ---------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                   $  (683,358,072)
      Foreign currency transactions                                      12,271
                                                                ---------------
        Net realized loss on investments and foreign
          currency transactions                                 $  (683,345,801)
                                                                ---------------
    Change in unrealized appreciation (depreciation) -
      Investments                                               $  (822,838,546)
      Translation of assets and liabilities in foreign
        currencies                                                       17,053
                                                                ---------------
        Net unrealized loss on investments and foreign
          currency translation                                  $  (822,821,493)
                                                                ---------------
          Net realized and unrealized loss on investments
            and foreign currency                                $(1,506,167,294)
                                                                ---------------
            Decrease in net assets from operations              $(1,533,139,537)
                                                                ===============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                  2001                         2000
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                        $   (26,972,243)             $  (27,229,835)
  Net realized gain (loss) on investments and foreign
    currency transactions                                       (683,345,801)                418,023,927
  Net unrealized gain (loss) on investments and
    foreign currency translation                                (822,821,493)                401,006,774
                                                             ---------------              --------------
    Increase (decrease) in net assets from operations        $(1,533,139,537)             $  791,800,866
                                                             ---------------              --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                          $  (149,348,754)             $  (37,735,978)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (150,016,987)                (46,345,703)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (48,531,888)                (13,271,635)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (4,958,740)                 (1,678,981)
  From net realized gain on investments and foreign                     --
    currency transactions (Class J)
                                                                                                (955,953)
  In excess of net realized gain on investments and                     --
    foreign currency transactions (Class A)
                                                                                              (6,800,565)
  In excess of net realized gain on investments and                     --
    foreign currency transactions (Class B)
                                                                                                (830,993)
  In excess of net realized gain on investments and                     --
    foreign currency transactions (Class C)
                                                                                              (2,209,889)
  In excess of net realized gain on investments and                     --
    foreign currency transactions (Class I)
                                                                                                (225,795)
  In excess of net realized gain on investments and                     --
    foreign currency transactions (Class J)
                                                                                                 (43,529)
                                                             ---------------              --------------
    Total distributions declared to shareholders             $  (369,923,093)             $  (99,032,297)
                                                             ---------------              --------------
Net increase in net assets from fund share
  transactions                                               $   737,335,749              $1,203,185,226
                                                             ---------------              --------------
      Total increase (decrease) in net assets                $(1,165,726,881)             $1,895,953,795
Net assets:
  At beginning of period                                       3,275,797,279               1,379,843,484
                                                             ---------------              --------------
  At end of period (including accumulated net investment
    loss of $710,558 and $31,970, respectively)              $ 2,110,070,398              $3,275,797,279
                                                             ===============              ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                             2001                 2000             1999             1998            1997
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 39.19               $28.18           $18.79           $16.79          $12.26
                                               -------               ------           ------           ------          ------
Income from investment operations# -
  Net investment loss(S)                        $(0.17)              $(0.28)          $(0.18)          $(0.14)         $(0.11)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                    (15.53)               13.13            10.29             2.32            6.67
                                               -------               ------           ------           ------          ------
    Total from investment operations           $(15.70)              $12.85           $10.11           $ 2.18          $ 6.56
                                               -------               ------           ------           ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions           $(4.08)              $(1.84)          $(0.72)          $(0.18)         $(2.03)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 (0.19)                --               --               --              --
                                               -------               ------           ------           ------          ------
    Total distributions declared to
      shareholders                              $(4.27)              $(1.84)          $(0.72)          $(0.18)         $(2.03)
                                               -------               ------           ------           ------          ------
Net asset value - end of period                $ 19.22               $39.19           $28.18           $18.79          $16.79
                                               =======               ======           ======           ======          ======
Total return(+)                                 (42.93)%              47.18%           54.40%           13.07%          59.54%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      1.37%                1.32%            1.38%            1.36%           1.29%
  Net investment loss                            (0.67)%              (0.78)%          (0.69)%          (0.66)%         (0.82)%
Portfolio turnover                                 104%                 104%             112%              56%             82%
Net assets at end of period (000 Omitted)
                                              $984,529           $1,356,313         $512,994         $168,536         $21,699

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.50% of average daily net assets. Prior to April 11, 1997, the investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Prior to August 31, 1998, the distributor voluntarily waived a portion of its distribution fee for certain of the periods indicated. If these fees had been incurred by the fund and/or if actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                    $  --                 $ --             $ --             $(0.15)         $(0.15)
        Ratios (to average net assets):
          Expenses##                              --                   --               --               1.43%           1.59%
          Net investment loss                     --                   --               --              (0.72)%         (1.12)%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,                         PERIOD ENDED
                                               -----------------------------------------------------------        AUGUST 31,
                                                 2001             2000             1999               1998             1997*
----------------------------------------------------------------------------------------------------------------------------
                                              CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period         $ 38.45           $27.75           $18.59             $16.75            $12.53
                                              -------           ------           ------             ------            ------
Income from investment operations# -
  Net investment
    loss(S)                                   $ (0.33)          $(0.49)          $(0.35)            $(0.28)           $(0.09)
  Net realized and unrealized gain (loss)
    on investments and foreign currency        (15.23)           12.92            10.18               2.30              4.31
                                              -------           ------           ------             ------            ------
    Total from investment operations          $(15.56)          $12.43           $ 9.83             $ 2.02            $ 4.22
                                              -------           ------           ------             ------            ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions         $ (3.91)          $(1.73)          $(0.67)            $(0.18)           $  --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                (0.18)            --               --                 --                --
                                              -------           ------           ------             ------            ------
    Total distributions declared to
      shareholders                            $ (4.09)          $(1.73)          $(0.67)            $(0.18)           $ --
                                              -------           ------           ------             ------            ------
Net asset value - end of period               $ 18.80           $38.45           $27.75             $18.59            $16.75
                                              =======           ======           ======             ======            ======
Total return                                   (43.32)%          46.23%           53.47%             12.12%            33.76%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     2.02%            1.97%            2.03%              2.08%             2.02%+
  Net investment loss                           (1.32)%          (1.43)%          (1.34)%            (1.36)%           (1.46)%+
Portfolio turnover                                104%             104%             112%                56%               82%
Net assets at end of period (000 Omitted)    $820,848       $1,419,290         $656,217           $196,519           $15,735

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                   $  --             $ --             $ --               $ --              $(0.12)
        Ratios (to average net assets):
          Expenses##                             --               --               --                 --                2.51%+
          Net investment loss                    --               --               --                 --               (1.95)%+
 * For the period from the inception of Class B shares, April 11, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,                         PERIOD ENDED
                                               -----------------------------------------------------------        AUGUST 31,
                                                 2001             2000             1999               1998             1997*
----------------------------------------------------------------------------------------------------------------------------
                                              CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $ 38.54           $27.81           $18.63             $16.77            $12.53
                                              -------           ------           ------             ------            ------
Income from investment operations# -
  Net investment loss(S)                      $(0.34)           $(0.49)          $(0.35)            $(0.28)           $(0.09)
  Net realized and unrealized gain (loss)
    on investments and foreign currency        (15.25)            12.96            10.20               2.31              4.33
                                              -------           ------           ------             ------            ------
    Total from investment operations          $(15.59)          $12.47           $ 9.85             $ 2.03            $ 4.24
                                              -------           ------           ------             ------            ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions             $ (3.93)          $(1.74)          $(0.67)            $(0.17)           $  --
                                              -------           ------           ------             ------            ------
  In excess of net realized gain on
    investments and foreign currency
    transactions                                (0.18)             --               --                 --                --
                                              -------           ------           ------             ------            ------
    Total distributions declared to
      shareholders                            $ (4.11)          $(1.74)          $(0.67)            $(0.17)           $  --
                                              -------           ------           ------             ------            ------
Net asset value - end of period               $ 18.84           $38.54           $27.81             $18.63            $16.77
                                              =======           ======           ======             ======            ======
Total return                                   (43.29)%          46.27%           53.40%             12.20%            33.92%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     2.02%            1.97%            2.03%              2.08%             2.04%+
  Net investment loss                          (1.32)%           (1.43)%          (1.34)%            (1.37)%           (1.48)%+
Portfolio turnover                               104%              104%             112%                56%               82%
Net assets at end of period (000 Omitted)   $270,903         $450,352         $185,784            $52,668            $6,048

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                   $   --            $  --            $  --              $  --             $(0.13)
        Ratios (to average net assets):
          Expenses##                              --               --               --                 --               2.56%+
          Net investment loss                     --               --               --                 --              (1.99)%+
 * For the period from the inception of Class C shares, April 11, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,                              PERIOD ENDED
                                    ------------------------------------------------------------------            AUGUST 31,
                                          2001              2000              1999                1998                 1997*
----------------------------------------------------------------------------------------------------------------------------
                                              CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $ 39.53           $28.36           $18.85             $16.80            $12.08
                                              -------           ------           ------             ------            ------
Income from investment operations# -
  Net investment loss(S)                      $ (0.08)          $(0.15)          $(0.08)            $(0.08)           $(0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency           (15.68)           13.22            10.34               2.31              4.76
                                              -------           ------           ------             ------            ------
    Total from investment operations          $(15.76)          $13.07           $10.26             $ 2.23            $ 4.72
                                              -------           ------           ------             ------            ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions             $ (4.17)          $(1.90)          $(0.75)            $(0.18)           $  --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                (0.19)             --               --                 --                --
                                              -------           ------           ------             ------            ------
    Total distributions declared to
      shareholders                             $(4.36)          $(1.90)          $(0.75)            $(0.18)           $  --
                                              -------           ------           ------             ------            ------
Net asset value - end of period               $ 19.41           $39.53           $28.36             $18.85            $16.80
                                              =======           ======           ======             ======            ======
Total return                                   (42.73)%          47.73%           55.08%             13.32%            39.24%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.02%            0.97%            1.03%              1.08%             0.94%+
  Net investment loss                           (0.32)%          (0.43)%          (0.34)%            (0.37)%           (0.40)%+
Portfolio turnover                                104%             104%             112%                56%               82%
Net assets at end of period (000 Omitted)     $28,455          $41,292          $24,849            $18,335           $13,462

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. Prior to April 11, 1997, the investment adviser voluntarily waived a portion of its management fee for certain of the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                   $   --            $  --            $  --              $  --             $(0.06)
        Ratios (to average net assets):
          Expenses##                              --               --               --                --                1.14%+
          Net investment loss                     --               --               --                --               (0.60)%+
 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                PERIOD ENDED
                                                                AUGUST 31, 2001            AUGUST 31, 2000*
-----------------------------------------------------------------------------------------------------------
                                                                         CLASS J
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 38.46                      $34.29
                                                                        -------                      ------
Income from investment operations# -
  Net investment loss                                                    $(0.34)                     $(0.37)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     (15.19)                       4.54
                                                                        -------                      ------
      Total from investment operations                                  $(15.53)                     $ 4.17
                                                                        -------                      ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency transactions
                                                                        $ (4.06)                     $  --
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.18)                        --
                                                                        -------                      ------
    Total distributions declared to shareholders                        $ (4.24)                     $  --
                                                                        -------                      ------
Net asset value - end of period                                         $ 18.69                      $38.46
                                                                        =======                      ======
Total return(+)                                                          (43.31)%                     46.55%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               2.02%                       1.97%+
  Net investment loss                                                     (1.32)%                     (1.43)%+
Portfolio turnover                                                          104%                        104%
Net assets at end of period (000 Omitted)                                $6,003                      $8,551

  * For the period from the inception of Class J shares, December 31, 1999, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2001, the value of securities loaned was $102,852,745. These loans were collateralized by cash of $106,802,062 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                     SHARES          AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    106,802,062       $106,802,062

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $177,873 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $33,878 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2001, accumulated undistributed net investment loss increased by $26,293,655, accumulated distributions in excess of net realized gain on investments and foreign currency transactions decreased by $19,860,877, and paid-in capital decreased by $6,432,778 due to differences between book and tax accounting for the offset of net investment loss against short term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,619 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $617,974 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $105,472 for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,159 and $7,998 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Monex, Inc. ("Monex") and Citicorp Securities (Japan) Ltd. ("Citicorp") and their network of financial intermediaries. Monex also serves as the fund's Agent Securities Company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Monex and Citicorp all of the service fee and a portion of the distribution fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex and Citicorp 0.575% per annum of average daily net assets attributable to Class J shares and will retain the remaining 0.125%. A portion of the distribution fee equal to 0.05% per annum of the fund's average daily net assets attributable to Class J shares is paid to Monex to cover its service as the fund's Agent Securities Company. Fees incurred under the distribution plan during the year ended August 31, 2001, were 1.00% of average net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $12,086, $1,995,793 and $89,040 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,016,991,451 and $2,644,789,643, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $2,511,851,902
                                                                 --------------
Gross unrealized depreciation                                    $ (461,440,908)
Gross unrealized appreciation                                       122,151,676
                                                                 --------------
    Net unrealized depreciation                                  $ (339,289,232)
                                                                 ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED AUGUST 31, 2001           YEAR ENDED AUGUST 31, 2000
                                       -----------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            25,831,741       $677,553,327        22,183,875       $777,441,383
Shares issued to shareholders in
  reinvestment of distributions         4,487,917        117,358,455         1,097,102         34,770,416
Shares reacquired                     (13,709,417)      (339,673,090)       (6,881,989)      (239,361,581)
                                      -----------       ------------        ----------       ------------
    Net increase                       16,610,241       $445,238,692        16,398,988       $572,850,218
                                      ===========       ============        ==========       ============

Class B shares
                                          YEAR ENDED AUGUST 31, 2001           YEAR ENDED AUGUST 31, 2000
                                       -----------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            10,214,578       $270,889,892        16,359,804       $555,246,483
Shares issued to shareholders in
  reinvestment of distributions         5,420,600        139,416,980         1,319,276         41,226,331
Shares reacquired                      (8,905,324)      (214,075,419)       (4,413,212)      (151,111,832)
                                      -----------       ------------        ----------       ------------
    Net increase                        6,729,854       $196,231,453        13,265,868       $445,360,982
                                      ===========       ============        ==========       ============

Class C shares
                                          YEAR ENDED AUGUST 31, 2001           YEAR ENDED AUGUST 31, 2000
                                       -----------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             5,179,769       $138,251,019         6,130,373       $210,247,245
Shares issued to shareholders in
  reinvestment of distributions         1,653,099         42,645,619           362,609         11,366,873
Shares reacquired                      (4,141,500)       (99,538,918)       (1,487,923)       (50,648,339)
                                      -----------       ------------        ----------       ------------
    Net increase                        2,691,368       $ 81,357,720         5,005,059       $170,965,779
                                      ===========       ============        ==========       ============

Class I shares
                                          YEAR ENDED AUGUST 31, 2001           YEAR ENDED AUGUST 31, 2000
                                       -----------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               440,918       $ 12,300,993         1,242,819       $ 46,406,757
Shares issued to shareholders in
  reinvestment of distributions           195,507          5,153,557            52,333          1,668,371
Shares reacquired                        (215,735)        (5,537,090)       (1,126,963)       (42,304,361)
                                      -----------       ------------        ----------       ------------
    Net increase                          420,690       $ 11,917,460           168,189       $  5,770,767
                                      ===========       ============        ==========       ============

Class J shares
                                          YEAR ENDED AUGUST 31, 2001         PERIOD ENDED AUGUST 31, 2000*
                                       -----------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               189,505       $  4,702,211           238,357       $  8,816,672
Shares reacquired                         (90,790)        (2,111,787)          (16,000)          (579,192)
                                      -----------       ------------        ----------       ------------
    Net increase                           98,715       $  2,590,424           222,357       $  8,237,480
                                      ===========       ============        ==========       ============

* For the period from the inception of Class J shares, December 31, 1999, through August 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $25,087 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Strategic Growth
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Growth Fund (the Fund), including the schedule of portfolio investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Growth Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ ERNST & YOUNG LLP
Boston, Massachusetts
October 5, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $197,584,279 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2001.

   FOR THE YEAR ENDED AUGUST 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 3.13%.
-------------------------------------------------------------------------------

MFS(R) STRATEGIC GROWTH FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - Principal, Robb                   State Street Bank and Trust Company
Associates (corporate financial consultants);
President, Benchmark Consulting Group, Inc.              AUDITORS
(office services)                                        Ernst & Young LLP

Arnold D. Scott* - Senior Executive Vice                 INVESTOR INFORMATION
President and Director, MFS Investment                   For information on MFS mutual funds, call your
Management                                               investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                  business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management             (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                   INVESTOR SERVICE
Resources, Inc. (acquisition planning                    MFS Service Center, Inc.
specialists)                                             P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ - Private Investor
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to
Massachusetts Financial Services Company                 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                              business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                              time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

CHAIRMAN AND PRESIDENT                                   For share prices, account balances, exchanges,
Jeffrey L. Shames*                                       or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGER                                        touch-tone telephone.
S. Irfan Ali*
                                                         WORLD WIDE WEB
TREASURER                                                www.mfs.com
James O. Yost*

+ Independent Trustee
* MFS Investment Management
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MFS(R) STRATEGIC GROWTH FUND                                   --------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                    MFS
500 Boylston Street                                            --------------
Boston, MA 02116- 3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                             MSG-2 09/01 321M 90/290/390/790/890